SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              ------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            July 19, 2000


                      The Great American Golf Works, Inc.
              (Exact name of registrant as specified in charter)


       Delaware                   33-32966                   22-2999829
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                        Identification No.)


                       2 Cottage Place, Nutley, NJ 07110
                   (Address of Principal Executive offices)

Registrant's telephone number, including area code:         (973) 667-5901

              330 E. 38th Street, Suite 45-0, New York, NY 10016
         (Former name or former address, if changed since last report)


Item 4. Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants

     1. On July 19, 2000, The Great American Golf Works, Inc. ("Great American") dismissed S.W. Hatfield ("Hatfield") as its independent accountants.

     2. Each of the reports of Hatfield on Great American's consolidated financial statements for the two fiscal years ended December 31, 1999 contained an adverse opinion or disclaimer of opinion, and was qualified or modified as to uncertainty, audit scope, or accounting principles. The disclaimer was as follows: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company is dependent upon its majority shareholder to maintain the corporate status of the Company and to provide all nominal working capital support on the Company behalf. Because of the Company's lack of operating assets, its continuance is fully dependent upon the majority shareholder's continuing support. This situation raises a substantial doubt about the Company's ability to as a going concern. The majority shareholder intends to continue the funding


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          of nominal necessary expenses to sustain the corporate entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     3.   Great American's Board of Directors approved the change.

     4. In connection with its audits for the two most recent fiscal years, there have been no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.

     5. Great American has requested that Hatfield furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Pursuant to Item 304(a)(3) of Regulation S-B, Great American shall file the letter as Exhibit 16 to this report within 10 business days after the filing of this report and within two business days of receipt of such letter.

(b)  New independent accountants

     1. Great American engaged PricewaterhouseCoopers LLP ("PWC") as its new independent accountants as of July 19, 2000.

     2. During the two most recent fiscal years, Great American has not consulted PWC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Great American's financial statements, and in no case was a written report provided to Great American nor was oral advice provided that PWC concluded was an important factor considered by Great American in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE GREAT AMERICAN GOLF WORKS, INC.

                                     By: /s/ Hongsheng Wang
                                         -------------------------------
                                         Hongsheng Wang
                                         President

Date: October 13, 2000